Exhibit 99.1

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in this this Current Report on Form 8-K and, if not defined in the Form 8-K, the proxy statement/prospectus/consent solicitation statement filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2020. Unless otherwise indicated or the context otherwise requires, references to the “Combined Entity” refer to Blade Air Mobility, Inc. (f/k/a Experience Investment Corp.) and its consolidated subsidiaries after the Closing, “EIC” refers to Experience Investment Corp. prior to the Closing, and “Blade” refers to Blade Urban Air Mobility, Inc. prior to the Closing.

Introduction

The unaudited pro forma condensed combined balance sheet as of December 31, 2020, combines the historical audited condensed balance sheet of EIC as of December 31, 2020, with the historical unaudited consolidated balance sheet of Blade as of December 31, 2020, giving effect to the Transactions, as summarized below, as if they had been consummated on December 31, 2020.

EIC and Blade have different fiscal years. EIC’s fiscal year ends on December 31, whereas Blade’s fiscal year ends on September 30. As the fiscal year end of the Combined Entity will be September 30, the unaudited pro forma condensed combined financial information has been prepared using September 30 as the fiscal year end. The unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2020 combines the historical unaudited condensed statement of operations of EIC for the three months ended December 31, 2020 with the historical unaudited condensed consolidated statement of operations of Blade for the three months ended December 31, 2020. The historical unaudited condensed statement of operations of EIC for the three months ended December 31, 2020 was derived by subtracting the historical unaudited condensed statement of operations of EIC for the nine months ended September 30, 2020 from the historical audited statement of operations of EIC for the fiscal year ended December 31, 2020. The unaudited pro forma condensed combined statement of operations for the twelve months ended September 30, 2020 combines the unaudited condensed statement of operations of EIC for the twelve months ended September 30, 2020 with the historical audited consolidated statement of operations of Blade for the fiscal year ended September 30, 2020. The unaudited condensed statement of operations of EIC for the twelve months ended September 30, 2020 was derived by adding the historical unaudited condensed statement of operations of EIC for the nine months ended September 30, 2020, and the historical audited statement of operations for EIC for the period from May 24, 2019 (inception) through December 31, 2019, and subtracting the historical unaudited condensed statement of operations of EIC for the period from May 24, 2019 (inception) through September 30, 2019. The unaudited pro forma condensed combined statements of operations of the Combined Entity for the three months ended December 31, 2020 and twelve months ended September 30, 2020 are presented on a pro forma basis as if the Transactions, as summarized below, had been consummated on October 1, 2019.

The unaudited pro forma condensed combined financial information was derived from, and should be read in conjunction with, the following historical financial statements, the accompanying notes and other specified information:

•	The historical audited financial statements and the related notes of EIC as of and for the fiscal year ended December 31, 2020, the historical unaudited condensed financial statements and the related notes of EIC as of and for the three and nine months ended September 30, 2020 and for the three months ended September 30, 2019 and for the period from May 24, 2019 (inception) through September 30, 2019, and the historical audited financial statements of EIC as of December 31, 2019 and for the period from May 24, 2019 (inception) through December 31, 2019, which are incorporated by reference into the Form 8-K to which this Unaudited Pro Forma Condensed Combined Financial Information is attached;

•	the historical unaudited condensed consolidated financial statements and the related notes of Blade as of and for the three months ended December 31, 2020, and the historical audited consolidated financial statements and the related notes of Blade as of and for the fiscal year ended September 30, 2020, which are incorporated by reference into the Form 8-K to which this Unaudited Pro Forma Condensed Combined Financial Information is attached;; and

•	other information relating to EIC and Blade included in the proxy statement/prospectus/consent solicitation statement, including the description of the Merger, the terms of the Merger Agreement and the terms of the other agreements relating to the Transactions set forth under the sections titled “The Merger,” “The Merger Agreement” and “Certain Other Agreements Relating to the Transactions,” respectively, which are incorporated by reference into the Form 8-K to which this Unaudited Pro Forma Condensed Combined Financial Information is attached.

The foregoing historical financial statements have been prepared in accordance with GAAP. The unaudited pro forma condensed combined financial information has been prepared based on the aforementioned historical financial statements and the assumptions and adjustments as described in the notes to the unaudited pro forma condensed combined financial information. Additionally, the unaudited pro forma condensed combined financial information contains estimated adjustments, based upon available information and certain assumptions that we believe are reasonable under the circumstances. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only. The financial results may have been different had the companies been combined as of the dates presented. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had Blade and EIC been combined as of the dates presented or the future results that the Combined Entity will experience. EIC and Blade have not had any historical relationship prior to the Transactions. Accordingly, no pro forma adjustments were required to eliminate activities between Blade and EIC.

The unaudited pro forma condensed combined financial information should also be read together with the accompanying notes to the unaudited pro forma condensed combined financial statements, EIC’s and Blade’s unaudited and audited financial statements and related notes, “EIC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Blade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information which are incorporated by reference into the Form 8-K to which this Unaudited Pro Forma Condensed Combined Financial Information is attached;

Description of the Merger

On December 14, 2020, EIC, entered into the Merger Agreement, providing for, among other things, and subject to the terms and conditions therein, a business combination between Blade and EIC pursuant to the proposed merger of Merger Sub with and into Blade, with Blade continuing as the surviving entity and wholly-owned subsidiary of EIC.

Pursuant to EIC’s current certificate of incorporation, EIC’s public stockholders may demand that EIC redeem all or a portion of their public shares of EIC Class A common stock for cash upon the completion of the Merger at a per share price equal to a full pro rata portion of the funds held in the trust account calculated as of two business days prior to the consummation of the Merger. The unaudited condensed combined pro forma financial statements reflect actual redemption of 3,596,979 shares of EIC’s Class A common stock at $10.07 per share.

The related Transactions that are given pro forma effect include:

(a)	each share of Blade Common Stock that is issued and outstanding as of immediately prior to the effective time of the Merger (other than treasury stock) were cancelled and automatically converted into the right to receive a number of shares of EIC Class A common stock equal to the quotient of (i) (A) the sum of $356,250,000 plus the aggregate exercise prices of all in the money Blade Options outstanding as of immediately prior to the effective time of the Merger divided by (B) the fully-diluted number of shares of Blade Common Stock (as calculated pursuant to the Merger Agreement and including the aggregate number of shares of Blade Common Stock issuable upon the conversion of Blade Preferred Stock and the aggregate number of Blade Common Stock issuable upon the exercise of the in the money Blade Options (the “Closing Per Share Exchange Amount”) divided by (ii) the Reference Price of $10.00 per share (rounded down to the nearest whole number of shares of EIC Class A common stock, with no cash being payable for any fractional share eliminated by such rounding) (the “Closing Per Share Stock Consideration”).

(b)	each share of Blade Preferred Stock that is outstanding as of immediately prior to the effective time of the Merger were cancelled and automatically converted into the right to receive a number of shares of EIC Class A common stock equal to the Closing Per Share Stock Consideration multiplied by the number of shares of Blade Common Stock issuable upon the conversion of such share of Blade Preferred Stock; and

(c)	each Blade Option that is outstanding immediately prior to the effective time of the Merger, whether vested or unvested, were assumed by EIC and automatically converted into an EIC Option to purchase a number of shares of EIC Class A common stock equal to the product of (1) the number of shares of Blade Common Stock that were issuable upon exercise of such Blade Option immediately prior to the effective time of the Merger multiplied by (2) the Closing Per Share Stock Consideration (rounded down to the nearest whole number of shares of EIC Class A common stock, with no cash being payable for any fractional share eliminated by such rounding), at an exercise price per share of EIC Class A common stock equal to the quotient obtained by dividing the exercise price per share of Blade Common Stock under such Blade Option immediately prior to the effective time of the Merger by the Closing Per Share Stock Consideration (rounded up to the nearest whole cent).

For purposes of the unaudited pro forma condensed combined financial information presented below, an aggregate of 35,815,294 shares of EIC Class A common stock were issued in connection with the closing of the Merger, consisting of (a) 26,125,468 shares of EIC Class A common stock issued in exchange for outstanding shares of Blade Common Stock and Blade Preferred Stock and (b) 9,689,826 shares of EIC Class A common stock were issued upon the exercise of EIC Options at a weighted average exercise price of $0.19 per share (which EIC Options were issued pursuant to the adoption and conversion of Blade Options to purchase an aggregate of 13,310,087 shares of Blade Common Stock at a weighted average exercise price of $0.14 per share) and assuming that the payment of the exercise price for such EIC Options was net settled. Options granted under the 2015 Plan vest over a period of time determined by Blade’s board of directors, subject to the option holder’s continuous service through each applicable vesting date. Consummation of the Merger will not automatically cause the vesting of options under the 2015 Plan but the Blade Board approved that vesting of all options outstanding under the 2015 Plan that were granted before December 14, 2020 and are held by current employees or other service providers will be accelerated upon the Merger; provided that, to the extent (if at all) necessary to avoid an excise tax under Code Section 4999 or lost deductibility under Code Section 280G, certain vesting will be subject to approval of Blade’s stockholders. As a result, the shares of EIC Class A common stock underlying the EIC Options will be considered issued and outstanding as of the closing of the Merger for purposes of the unaudited pro forma condensed combined financial information presented below.

Accounting for the Transactions

The Transactions will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, EIC will be treated as the “acquired” company for financial reporting purposes. This determination was based primarily on Blade having the ability to appoint a majority of the initial Board of the Combined Entity, Blade’s senior management comprising the senior management of the Combined Entity, and Blade’s operations comprising the ongoing operations of the Combined Entity. Accordingly, for accounting purposes, the financial statements of the Combined Entity will represent a continuation of the financial statements of Blade with the Transactions treated as the equivalent of Blade issuing stock for the net assets of EIC, accompanied by a recapitalization. The net assets of EIC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Transactions will be presented as those of Blade in future reports of the Combined Entity.

Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an illustrative understanding of the effect of the Merger and has been prepared for informational purposes only. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial information are described above and in the accompanying notes.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position of the post-combination company, and do not reflect adjustments for any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Merger. The unaudited pro forma adjustments represent Blade management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and is subject to change as additional information becomes available and analyses are performed.

The unaudited condensed combined pro forma financial statements reflect actual redemption of 3,596,979 shares of EIC’s Class A common stock at $10.07 per share.

The following summarizes the pro forma EIC Class A common stock issued and outstanding immediately after consummation of the Transactions:

	Shares Outstanding (millions)	Percentage(1)
EIC’s public stockholders (other than the PIPE Investors)	23.9	30.3%
PIPE Investors (other than the Sponsor and its affiliates)	10.5	13.3%
Sponsor (and its affiliates)	8.9	11.3%
Current holders of Blade Stock and Blade Options(2)	35.6	45.1%
Total EIC Class A common stock outstanding	78.9	100.0%

(1)	Reflects the shares of EIC Class A common stock underlying the EIC Options as issued and outstanding as of the closing of the Merger. The number of shares issued assumes that the payment of the exercise price for such EIC Options is net settled.
(2)	Certain Blade stockholders purchased an aggregate of 210,000 shares of EIC Class A common stock in the PIPE Investment. Those shares are excluded from the ownership amounts for current holders of Blade Stock and Blade Options.

Other Events in connection with the Transactions

Other events that occurred in connection with the Transactions are summarized below:

•	the PIPE Investment was funded in full and 12,500,000 shares of EIC Class A common stock at a purchase price of $10.00 per share were issued, of which 2,005,000 shares were purchased by Steele ExpCo;

•	the estimated transaction costs of approximately $32.0 million incurred with the Transactions are capitalized. These costs relate to $1.4 million of deferred recapitalization costs incurred by Blade, $9.6 million of deferred underwriting fees and offering costs previously incurred by EIC, and approximately $21.0 million of legal, PIPE Investment, and other fees which are direct and incremental to the Transactions and are adjusted against additional paid in capital;

•	no Working Capital Warrants were issued;

•	all 6,875,000 outstanding shares of EIC Class B common stock were converted to shares of EIC Class A common stock on a one for one basis; and

•	the repayment of Blade’s PPP Loan in the principal amount of $1.2 million.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2020

(In thousands)	Historical Blade	Historical EIC	Pro Forma Transaction Accounting Adjustments		Pro Forma Combined
	(a)	(b)
Assets
Current assets

Cash and cash equivalents	$10,216	$846	$240,721	(c)	$345,021
			125,000	(d)
			(30,597	)(e)
			(1,165	)(j)
Restricted cash	121	—	—		121
Prepaid expenses and other current assets	1,386	50	—		1,436
Accounts receivable	1,545	—	—		1,545
Total current assets	13,268	896	333,959		384,123

Non-current assets

Marketable securities held in Trust Account	—	276,943	(276,943	)(c)	—
Deferred recapitalization costs	1,403	—	(1,403	)(e)	—
Investment in joint venture	200	—	—		200
Other non-current assets	110	—	—		110
Intangible assets, net	989	—	—		989
Operating right-of-use asset	662	—	—		662
Property and equipment, net	1,700	—	—		1,700
Total assets	$18,332	$277,839	$55,613		$351,784

Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2020

(in thousands)	Historical Blade	Historical EIC	Pro Forma Transaction Accounting Adjustments		Pro Forma Combined
	(a)	(b)
Liabilities and Stockholders’ Equity
Current liabilities

Accounts payable and accrued expenses	$2,139	$159	$—		$2,298
Accrued offering costs	—	26	(26	)(e)	—
Income taxes payable	—	206	—		206
Deferred revenue	4,418	—	—		4,418
Operating lease liability, current	403	—	—		403
Note payable	1,165	—	(1,165	)(j)	—
Total current liabilities	8,125	391	(1,191)		7,325

Non-current liabilities
Deferred underwriting fee payable	—	9,625	(9,625	)(e)	—
Warrant liabilities	—	36,766	—		36,766
Operating lease liability, long-term	211	—	—		211
Total liabilities	8,336	46,782	(10,816)		44,302

Commitments and contingencies:
Class A common stock subject to possible redemption		226,057	(36,222	)(c)	—
			(189,835	)(f)	—

Stockholders’ Equity
Class A Common stock, $0.0001 par value	—	—	4	(g)	8
			2	(f)
			1	(d)
			1	(i)
Class B Common stock, $0.0001 par value	—	1	(1	)(i)	—
Preferred stock – Series Seed, $0.00001 par value	—	—	—		—
Preferred stock – Series A, $0.00001 par value	—	—	—		—
Preferred stock – Series B, $0.00001 par value	—	—	—		—
Common stock, $0.00001 par value	—	—	—		—
Additional paid in capital	49,495	23,190	124,999	(d)	347,532
			(4	)(g)
			189,833	(f)
			(22,349	)(e)
			(18,191	)(h)
			559	(k)
(Accumulated deficit) Retained earnings	(39,499)	(18,191)	18,191	(h)	(40,058)
	—	—	(559	)(k)	—
Total stockholders’ equity	9,996	5,000	292,486		307,482
Total Liabilities and Stockholders’ Equity	$18,332	$277,839	$55,613		$351,784

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended December 31, 2020

(in thousands, except share data)	Historical Blade	Historical EIC	Pro Forma Transaction Accounting Adjustments		Pro Forma Combined
	(aa)	(bb)
Revenue	$7,986	$—	$—		$7,986
Operating expenses
Cost of revenue	6,322	—	—		6,322
Software development	186	—	—		186
General and administrative	3,411	257	—		3,668
Selling and marketing	435	—	—		435
Total operating expenses	10,354	257	—		10,611

Loss from operations	(2,368)	(257)	—		(2,625)
Other non-operating income (expense)
Interest income	7	5	(5	)(cc)	7
Change in fair value of warrant liabilities	—	(18,242)	—		(18,242)
Total other income (expense)	7	(18,237)	(5)		(18,235)

Income (loss) before income taxes	(2,361)	(18,494)	(5)		(20,860)
Benefit (provision) for income taxes	—	(86)	1	(cc)	(85)
Net loss	$(2,361)	$(18,580)	$(4)		$(20,945)

Weighted average shares of Class A Common Stock outstanding, basic and diluted		8,214,508			78,903,021
Net loss per share of Class A Common Stock, basic and diluted		$(2.26)			$(0.27)
Weighted average shares of Blade Common Stock outstanding, basic and diluted	12,616,039
Net loss per share of Blade Common Stock, basic and diluted	$(0.19)

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Twelve Months Ended September 30, 2020

(in thousands, except share data)	Historical Blade	Historical EIC	Pro Forma Transaction Accounting Adjustments		Pro Forma Combined
	(aaa)	(bbb)
Revenue	$23,434	$—	$—		$23,434
Operating expenses
Cost of revenue	21,107	—	—		21,107
Software development	861	—	—		861
General and administrative	9,292	646	559	(ddd)	10,497
Selling and marketing	2,533	—	—		2,533
Total operating expenses	33,793	646	559		34,998
Loss from operations	(10,359)	(646)	(559)		(11,564)
Other non-operating income (expense)
Interest income	200	2,104	(2,104	)(ccc)	200
Change in fair value of warrant liabilities	0	(558)	—		(558)
Interest expense	(1)	—	—		(1)
Total other income (expense)	199	1,546	(2,104)		(359)
Income (loss) before income taxes	(10,160)	901	(2,663)		(11,923)
Benefit (provision) for income taxes	—	(306)	559	(eee)	253
Net income (loss)	$(10,160)	$594	$(2,104)		$(11,670)
Weighted average shares of Class A
Common Stock outstanding, basic
and diluted	8,208,043		78,903,021
Net loss per share of Class A Common Stock, basic and
diluted	$0.07		$(0.15)
Weighted average shares of Blade
Common Stock outstanding, basic
and diluted	12,512,567
Net loss per share of Blade Common Stock, basic and diluted	$(0.81)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	Introduction

The pro forma adjustments have been prepared as if the Transactions had been consummated on December 31, 2020, in the case of the unaudited pro forma condensed combined balance sheet, and as if the Transactions had been consummated on October 1, 2019, the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined financial information has been prepared assuming the following methods of accounting in accordance with GAAP.

Transactions will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, EIC will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of the Combined Entity will represent a continuation of the financial statements of Blade with the Transactions treated as the equivalent of Blade issuing stock for the net assets of EIC, accompanied by a recapitalization. The net assets of EIC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Transactions will be presented as those of Blade in future reports of the Combined Entity.

As the fiscal year end of the Combined Entity will be September 30, the unaudited pro forma condensed combined financial information has been prepared using September 30 as the fiscal year end. The unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2020 combines the historical unaudited condensed statement of operations of EIC for the three months ended December 31, 2020 with the historical unaudited condensed consolidated statement of operations of Blade for the three months ended December 31, 2020. The historical unaudited condensed statement of operations of EIC for the three months ended December 31, 2020 was derived by subtracting the historical unaudited condensed statement of operations of EIC for the nine months ended September 30, 2020 from the historical audited statement of operations of EIC for the fiscal year ended December 31, 2020. The unaudited pro forma condensed combined statement of operations for the twelve months ended September 30, 2020 combines the unaudited condensed statement of operations of EIC for the twelve months ended September 30, 2020 with the historical audited consolidated statement of operations of Blade for the fiscal year ended September 30, 2020. The unaudited condensed statement of operations of EIC for the twelve months ended September 30, 2020 was derived by adding the historical unaudited condensed statement of operations of EIC for the nine months ended September 30, 2020, and the historical audited statement of operations for EIC for the period from May 24, 2019 (inception) through December 31, 2019, and subtracting the historical unaudited condensed statement of operations of EIC for the period from May 24, 2019 (inception) through September 30, 2019.

The pro forma adjustments represent management’s estimates based on information available as of the date of this Current Report on Form 8-K and are subject to change as additional information becomes available and additional analyses are performed. Management considers this basis of presentation to be reasonable under the circumstances.

One-time direct and incremental transaction costs incurred prior to, or concurrent with, the closing of the Transactions are reflected in the unaudited pro forma condensed combined balance sheet as a direct reduction to the proceeds from the recapitalization transaction, which are reflected in the Combined Entity’s additional paid-in capital and are assumed to be cash settled.

2.	Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2020

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 reflects the following adjustments:

(a)	Represents the Blade historical unaudited condensed consolidated balance sheet as of December 31, 2020.

(b)	Represents the EIC historical audited balance sheet as of December 31, 2020.

(c)	Represents the reclassification of $240.7 million of marketable securities held in the trust account of EIC that becomes available for transaction consideration, transaction expenses, and the operating activities in conjunction with the Transactions. Furthermore, $36.2 million in cash was paid to redeeming shareholders for the 3,596,979 shares of EIC Class A common stock with a par value of $0.0001 per share that were redeemed at a per share redemption price of $10.07.

(d)	Represents the proceeds of $125.0 million from the issuance of 12,500,000 shares of EIC Class A common stock with a par value of $0.0001 from the PIPE Investment.

(e)	Represents the pro forma adjustment to record estimated transaction costs of $32.0 million incurred with the Transactions. These costs relate to $1.4 million of deferred recapitalization costs incurred by Blade, $9.6 million of deferred underwriting fees and offering costs incurred by EIC, and approximately $21.0 million of legal, PIPE Investment, and other fees which are direct and incremental to the Transactions and are adjusted against additional paid in capital.

(f)	Represents the pro forma adjustments to reclassify $226.1 million of EIC Class A common stock subject to possible redemption to EIC Class A common stock with a par value of $0.0001 and to additional paid in capital. In connection with the Transactions, EIC’s public stockholders were issued 27,500,000 shares of EIC Class A common stock with a par value of $0.0001.

(g)	Represents the pro forma adjustments to issue 35,815,294 shares of EIC Class A common stock with a par value of $0.0001 per share to Blade’s stockholders in connection with the Transactions. The Blade Board approved that vesting of all options outstanding under the 2015 Plan that were granted before December 14, 2020 and are held by current employees or other service providers will be accelerated upon the Merger; provided that, to the extent (if at all) necessary to avoid an excise tax under Code Section 4999 or lost deductibility under Code Section 280G, certain vesting will be subject to approval of Blade’s stockholders. As a result, the shares of EIC Class A common stock underlying the EIC Options will be considered issued and outstanding as of the closing of the Merger. The number of shares issued assumes that the payment of the exercise price for such EIC Options is net settled.

(h)	Represents the pro forma adjustment to reclassify the retained earnings of EIC to additional paid in capital.

(i)	Represents the pro forma adjustment to reclassify EIC Class B common stock with a par value of $0.0001 per share to EIC Class A common stock with a par value of $0.0001. In connection with the Transactions, the Sponsor was issued 6,875,000 shares of EIC Class A common stock with a par value of $0.0001 per share.

(j)	Represents the pro forma adjustment to record the repayment of Blade’s PPP Loan prior to the closing of the Merger.

(k)	Represents the pro forma adjustment to retained earnings and additional paid in capital related to the accelerated vesting of Blade Options subject to triggering excise tax under Code Section 4999 and loss of deduction under Code Section 280G, as approved by the Blade Board upon the consummation of the Merger. This is a nonrecurring event.

3.	Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended December 31, 2020

The unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2020 reflects the following adjustments:

(aa) Represents the Blade historical unaudited condensed consolidated statement of operations for the three months ended December 31, 2020.

(bb) Represents the EIC historical unaudited condensed statement of operations for the three month period ended December 31, 2020 derived by subtracting the historical unaudited condensed statement of operations of EIC for the nine months ended September 30, 2020 from the historical audited statement of operations of EIC for the fiscal year ended December 31, 2020. See reconciliation of EIC’s historical unaudited condensed statement of operations at Note 5.

(cc) Reflects the pro forma adjustment to eliminate the interest income and the related tax provision, calculated at the estimated statutory federal income tax rate of approximately 21%, on the marketable securities held in the trust account of EIC.

4.	Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Twelve Months Ended September 30, 2020

The unaudited pro forma condensed combined statement of operations for the twelve months ended September 30, 2020 reflects the following adjustments:

(aaa) Represents the Blade historical audited consolidated statement of operations for the fiscal year ended September 30, 2020.

(bbb) Represents the EIC historical unaudited condensed statement of operations for the twelve month period ended September 30, 2020 derived by adding the historical unaudited condensed statement of operations of EIC for the nine months ended September 30, 2020, and the historical audited statement of operations for EIC for the for the period from May 24, 2019 (inception) through December 31, 2019, and subtracting the historical unaudited condensed statement of operations of EIC for the for the period from May 24, 2019 (inception) through September 30, 2019. See reconciliation of EIC’s historical unaudited condensed statement of operations at Note 5.

(ccc) Reflects the pro forma adjustment to eliminate the interest income on the marketable securities held in the trust account of EIC.

(ddd) Represents the pro forma adjustment to record the remaining unrecognized stock-based compensation expense related to the accelerated vesting of Blade Options subject to triggering excise tax under Code Section 4999 and loss of deduction under Code Section 280G, as approved by the Blade Board upon the consummation of the Merger. This is a nonrecurring event.

(eee) Reflects the pro forma adjustment to record the related tax provision, calculated at the estimated statutory federal income tax rate of approximately 21%.

5.	Reconciliation of EIC’s Historical Unaudited Condensed Statement of Operations

A reconciliation of EIC’s historical unaudited condensed statement of operations for the three months ended December 31, 2020 is as follows:

CONDENSED STATEMENTS OF OPERATIONS

	Year Ended	Nine Months Ended	Three Months Ended
(in thousands)	December 31, 2020	September 30, 2020	December 31, 2020
Formation and operating costs. .	$678	$421	$257
Loss from operations	(678)	(421)	(257)
Other income:
Interest income on marketable
securities held in Trust
Account	1,016	1,011	5
Change in fair value of warrant liabilities	(20,650)	(2.408)	(18,242)

Income before income taxes	(20,312)	(1,818)	(18,494)
Benefit (provision) for income
taxes	(210)	(124)	(86)
Net income	$(20,522)	$(1,942)	$(18,580)

A reconciliation of EIC’s historical unaudited condensed statement of operations for the twelve months ended September 30, 2020 is as follows:

CONDENSED STATEMENTS OF OPERATIONS

	Nine Months Ended	For the Period from May 24, 2019 (inception) through	For the Period from May 24, 2019 (inception) through	Twelve Months Ended
(in thousands)	September 30, 2020	December 31, 2019	September 30, 2019	September 30, 2020
Formation and operating costs	$421	$268	$44	$646
Transaction costs	-	637	637	-
Loss from operations	(421)	(905)	(681)	(646)
Other income:
Interest income on marketable
securities held in Trust
Account	1,011	1,262	168	2,104
Change in fair value of warrant liabilities	(2,408)	2,183	333	(558)

Income before income taxes	(1,819)	2,540	(179)	901
Benefit (provision) for income
taxes	(124)	(209)	(26)	(306)
Net income	$(1,942)	$2,331	$(205)	$594